1 4Q23 Earnings Presentation January 30, 2024

2 Safe Harbor This Presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts contained in this Presentation may be forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “expects,” “plans,” “intends,” “anticipates,” “indicates,” “remains,” “believes,” “estimates,” “forecast,” “guidance,” “outlook,” “may,” “will,” “should,” “seeks,” “goals,” “targets” or the negat ive of these terms or other similar expressions. Additionally, forward-looking statements include statements that do not relate solely to historical facts, such as statements which identify uncertainties or trends, discuss the possible future effects of current known trends or uncertainties, or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed, or assured. Forward-looking statements contained in this Presentation include, without limitation, statements regarding our outlook and future results of operations and financial position, industry and market trends, expectations with respect to headwinds, including fleet modernization costs, engine issues, ATC delays and weather challenges, anticipated strategic growth in loyalty program and JetBlue Travel Products, our ability to achieve operational and financial targets, our business strategy and plans for future operations, including our revenue generation and cost savings initiatives (including our Structural Cost Program and fleet modernization program), and planned operational investments, and the associated impacts on our business. Forward-looking statements involve risks, uncertainties and assumptions, and are based on information currently available to us. Actual results may differ materially from those expressed in the forward-looking statements due to many factors, including, without limitation, Forward-looking statements involve risks, uncertainties and assumptions, and are based on information currently available to us. Actual results may differ materially from those expressed in the forward-looking statements due to many factors, including, without limitation, the occurrence of any event, change or other circumstances, including outcomes of legal proceedings, that could give rise to the right of JetBlue or Spirit Airlines, Inc. (“Spirit”) or both of them to terminate the Agreement and Plan of Merger dated as of July 28, 2022 and among Spirit and Sundown Acquisition Corp., a Delaware corporation and a direct wholly owned subsidiary of JetBlue; our extremely competitive industry; risks related to the long-term nature of our fleet order book; volatility in fuel prices and availability of fuel; increased maintenance costs associated with fleet age; costs associated with salaries, wages and benefits; risks associated with a potential material reduction in the rate of interchange reimbursement fees; risks associated with doing business internationally; our reliance on high daily aircraft utilization; our dependence on the New York metropolitan market; risks associated with extended interruptions or disruptions in service at our focus cities; risks associated with airport expenses; risks associated with seasonality and weather; our reliance on a limited number of suppliers for our aircraft, engines, and our Fly-Fi® product; risks related to new or increased tariffs imposed on commercial aircraft and related parts imported from outside the United States; the outcome of legal proceedings with respect to our NEA with American Airlines and our wind-down of the NEA; failure to obtain certain governmental approvals necessary to consummate our merger with Spirit (the “Merger”); the outcome of the lawsuit filed by the Department of Justice and certain state Attorneys General against us and Spirit related to the Merger; risks associated with failure to consummate the Merger in a timely manner or at all; risks associated with the pendency of the Merger and related business disruptions; indebtedness following consummation of the Merger and associated impacts on business flexibility, borrowing costs and credit ratings; the possibility that JetBlue may be unable to achieve expected synergies and operating efficiencies within the expected timeframes or at all; challenges associated with successful integration of Spirit's operations; expenses related to the Merger and integration of Spirit; the potential for loss of management personnel and other key crewmembers as a result of the Merger; risks associated with effective management of the combined company following the Merger; risks associated with JetBlue being bound by all obligations and liabilities of the combined company following consummation of the Merger; risks associated with the integration of JetBlue and Spirit workforces, including with respect to negotiation of labor agreements and labor costs; the impact of the Merger on JetBlue’s earnings per share; risks associated with cybersecurity and privacy, including potential disruptions to our information technology systems or information security breaches; heightened regulatory requirements concerning data security compliance; risks associated with reliance on, and potential failure of, automated systems to operate our business; our inability to attract and retain qualified crewmembers; our being subject to potential unionization, work stoppages, slowdowns or increased labor costs; reputational and business risk from an accident or incident involving our aircraft; risks associated with damage to our reputation and the JetBlue brand name; our significant amount of fixed obligations and the ability to service such obligations; our substantial indebtedness and impact on our ability to meet future financing needs; financial risks associated with credit card processors; restrictions as a result of our participation in governmental support programs under the CARES Act, the Consolidated Appropriations Act, and the American Rescue Plan Act; risks associated with seeking short-term additional financing liquidity; failure to realize the full value of intangible or long-lived assets, causing us to record impairments; risks associated with disease outbreaks or environmental disasters affecting travel behavior; compliance with environmental laws and regulations, which may cause us to incur substantial costs; the impacts of federal budget constraints or federally imposed furloughs; impact of global climate change and legal, regulatory or market response to such change; increasing attention to, and evolving expectations regarding, environmental, social and governance (“ESG”) matters; changes in government regulations in our industry; acts of war or terrorism; and changes in global economic conditions or an economic downturn leading to a continuing or accelerated decrease in demand for air travel. It is routine for our internal projections and expectations to change as the year or each quarter in the year progresses, and therefore it should be clearly understood that the internal projections, beliefs, and assumptions upon which we base our expectations may change prior to the end of each quarter or year. Any outlook or forecasts in this document have been prepared without taking into account or consideration the Merger with Spirit. Given the risks and uncertainties surrounding forward-looking statements, you should not place undue reliance on these statements. You should understand that many important factors, in addition to those discussed or incorporated by reference in this Earnings Release, could cause our results to differ materially from those expressed in the forward-looking statements. Further information concerning these and other factors is contained in JetBlue's filings with the U.S. Securities and Exchange Commission (the “SEC”), including but not limited to in our Annual Report on Form 10-K for the year ended December 31, 2022, as updated by our other SEC filings, including our Annual Report on Form 10-K for the annual period ended December 31, 2023, to be filed with the SEC. In light of these risks and uncertainties, the forward-looking events discussed in this Earnings Release might not occur. Our forward-looking statements speak only as of the date of this Earnings Release. Other than as required by law, we undertake no obligation to update or revise forward-looking statements, whether as a result of new information, future events, or otherwise.

3 Commercial Update and Outlook Joanna Geraghty

4 Taking Measures to Restore Profitability by Strengthening Our Unique Competitive Positioning Reshaping cost structure in light of current operating environment Deferring ~$2.5B of planned capital expenditures from 2024-2027 to later in the decade Drive Cost and Capital Discipline Evolving our product offering and network to reflect customer trends, including a focus on premium leisure Actioning $300M of revenue initiatives in 2024 Focus on Core Customer Continue to Integrate Travel Brand Strategically growing loyalty and JetBlue Travel Products to drive earnings and cultivate sustainable customer engagement Operational Reliability is foundational to restoring profitability Fundamental Priorities

Strong Finish to 2023 is Setting the Stage for Progress Through 2024

2023 Key Highlights

Operational Performance

Renewed focus on operational reliability yielded early benefits

- Completion factor in 4Q of 99.8% was JetBlue's best 4Q performance since 2004, and at the top of the industry in 4Q23
- Full year on-time performance[1] improved by two points YoY, despite challenging 2Q
- Initiated multi-year plan to structurally and sustainably improve reliability

Revenue

Revenue growth supported by leisure demand and loyalty

- Peak and off-peak period demand exceeded expectations in 4Q
- Mint and Even More Space RASM growth outpaced Core YoY
- Launched revamped TrueBlue program and saw 4Q performance exceed expectations
- Strong sequential revenue growth in 4Q expected to continue into 2024

Costs

Continued cost execution

- Executed FY23 CASM ex-Fuel[2] within initial guidance range of 1.5%-4.5%, despite unprecedented challenges
- $70M of cumulative Structural Cost Program savings
- Achieved $55M in cumulative cost savings through fleet modernization program

(1) A14 - Arrival within 14 minutes of scheduled arrival time (A14)
(2) Operating expense per available seat mile, excluding fuel and related taxes, hedges, other non-airline operating expenses, and special items ("CASM ex-Fuel"); refer to reconciliations of non-GAAP financial measures in Appendix A

jetBlue
5

Strong Demand Backdrop and Revenue Opportunities Support 2024 Top-Line Expectations

4Q23 vs. 4Q22 Actuals



Guidance
2.0% to
3.0%
3.3%
ASMs
(3.7%)
Revenue
Guidance
(7.0%) to
(4.0%)

1Q24 vs. 1Q23



(6.0%) to
(3.0%)
ASMs
(9.0%) to
(5.0%)
Revenue

Revenue in 1H24 Cycling Against a Strong 1H23

- Encouraged by sequential RASM momentum and continued demand strength for peak period travel
- Margin tailwinds in core NYC geography as LaGuardia transitions towards pre-Northeast Alliance footprint and post-COVID recovery continues

Investments in Reliability Expected to Continue to Improve Completion Factor and On-Time Performance

- Building on continued momentum from solid operational close to 2023

Deploying ~$300M of Revenue Initiatives Throughout 2024

- Aggressively reallocating underperforming capacity to proven premium leisure and visiting-friends-and-relatives markets
- Refocusing our efforts to better serve and merchandise all leisure customers with a growing focus on premium leisure customers
- Driving ancillary revenue per customer from mid to high $50s
- Continued strategic growth in loyalty program and JetBlue Travel Products

jetBlue
6

7 Financial Update and Outlook Ursula Hurley

Committed to Maintaining Our Competitive Cost Structure

CASM Ex-Fuel[1] Year-over-Year Growth


Guidance
8.5% to
10.5%
7.6%
9.0% to
11.0%
Up Mid-to-High Single Digits
4Q23
1Q24
FY24

ASM Year-over-Year Growth		
3.3%	(6.0%) to (3.0%)	Down low single digits

Achieved FY23 Cost Guidance Despite Air Traffic Control and Weather Setbacks

Cost Profile in FY24 Impeded by Temporary Challenges

- Engine issues expected to drive significant aircraft ground time; currently seven aircraft out-of-service and expected to rise to ~13-15 by year-end

Laser Focused on Delivering Competitive Cost Growth Despite Industry Cost Pressures and YoY Capacity Deceleration

- Initiating deeper and targeted controllable fixed cost savings, driving roughly flat absolute CASM ex-Fuel[1] throughout 2024
- Structural Cost Program is at peak of expectations and expected to deliver $175-200M in run-rate cost reduction through year-end 2024
- Near-term pressures exist while transitioning to two fleet types, remain on track to deliver $75M savings via fleet modernization program by year-end 2024

[1] Operating expense per available seat mile, excluding fuel and related taxes, hedges, other non-airline operating expenses, and special items ("CASM ex-Fuel"); refer to reconciliations of non-GAAP financial measures in Appendix A

jetBlue
8

9 Plan to Defer ~$2.5B of Planned Capital Expenditures From 2024-2027 • Provides a more consistent level of firm aircraft deliveries and capital expenditures through the end of the decade • Continues to prioritize margin-accretive fleet modernization program and ongoing Embraer E190 retirement plan Maintaining a Total Financeable Asset Pool of $10B+ • Collateral pool includes TrueBlue loyalty program, JetBlue brand intellectual property, our slot portfolio, aircraft and engines Continuing to Actively Manage Risk to Protect Earnings • Hedged 30% of planned 1Q24 fuel consumption and 13% for FY24 Prioritizing Capital Discipline (1) Forecast as January 30, 2024 (2) Excludes options to purchase an additional 20 A220-300 aircraft. See Appendix C for more details Capital Expenditure Forecast(1) 2024-2027 $1.6B $1.5B $1.6B $1.4B $0.1B $0.8B $1.3B $0.3B 2024 2025 2026 2027 ~$2.5B of planned capex deferred Modified Delivery Planning Assumptions(2) 27 25 24 14 Deferred Capex Revised Capex Forecast

1 0 (1) See Appendix A for further details on Non-GAAP measures (2) Includes the impact from the pilot union agreement of approximately two points for each the first quarter and full year 2024 (3) Fuel hedged 30% for 1Q24; 13% for FY24 (4) Fuel price based on forward curve as of January 19, 2024. Includes fuel taxes, hedges, and other fuel fees Guidance Estimated 1Q 2024 Estimated FY 2024 Available Seat Miles (ASMs) Year-over-Year (6.0%) - (3.0%) Down low single digits Revenue Year-over-Year (9.0%) - (5.0%) ~Flat CASM ex-Fuel(1) Year-over-Year(2) 9.0% - 11.0% Up mid-to-high single digits Fuel Price per Gallon(3), (4) $2.87 - $3.02 - Adjusted Operating Margin(1) - Approaching breakeven Capital Expenditures ~$250 million ~$1.6 billion Outlook Summary

1 1 Leisure Focus with Increasing Exposure to Premium Segments • Refocusing our product and network efforts to better serve and merchandise all leisure customers with a growing focus on premium leisure customers • Long-term competitive advantage expected from sizable footprint in slot-constrained NYC market, which historically produces above system average margins Diversifying Revenues with Margin-Accretive Initiatives • Continuing to accelerate loyalty growth performance with ongoing evolution of TrueBlue and partnership programs • Strategically growing and tailoring our JetBlue Travel Products offering Continued Cost Execution and Capital Discipline • Deferring ~$2.5B of planned capex to prioritize capital discipline and smooth growth cadence through end of decade • Reshaping our cost structure to address cost convergence • Structural cost program continues to deliver significant benefits • Fleet modernization continues to drive efficiency Laying the Foundation to Re-Establish Profitability and Position JetBlue to Restore Historical Earnings Power

1 2 Non-GAAP Financial Measures We report our financial results in accordance with GAAP; however, we present certain non-GAAP financial measures in this Presentation. Non-GAAP financial measures are financial measures that are derived from the consolidated financial statements, but that are not presented in accordance with GAAP. We present these non-GAAP financial measures because we believe they provide useful supplemental information that enables a meaningful comparison of our results to others in the airline industry and our prior year results. Investors should consider these non-GAAP financial measures in addition to, and not as a substitute for, our financial performance measures prepared in accordance with GAAP. Further, our non-GAAP information may be different from the non-GAAP information provided by other companies. This Presentation includes an explanation of each non-GAAP financial measure presented in this Presentation and a reconciliation of certain non-GAAP financial measures used in this Presentation to the most directly comparable GAAP financial measures. We do not provide a reconciliation of forward-looking measures where the quantification of certain excluded items reflected in the measure cannot be calculated or predicted at this time without unreasonable efforts. In those cases, the reconciling information that is unavailable would include a forward-looking range of financial performance measures beyond our control, such as fuel costs, which are subject to many economic and political factors beyond our control. For the same reasons, we are unable to address the probable significance of the unavailable information, which could have a potentially unpredictable and potentially significant impact on our future GAAP financial results. Appendix A

Operating expense per available seat mile, excluding fuel and related taxes, other non-airline operating expenses, and special items ("CASM Ex-Fuel")

Operating Expense per Available Seat Mile ("CASM") is a common metric used in the airline industry. Our CASM for the relevant periods are summarized in the table below. We exclude aircraft fuel and related taxes, operating expenses related to other non-airline businesses, such as JetBlue Technology Ventures and JetBlue Travel Products, and special items from total operating expenses to determine Operating Expenses ex-fuel, which is a non-GAAP financial measure, and we exclude the same items from CASM to determine CASM ex-fuel, which is also a non-GAAP financial measure. We believe the impact of these special items distorts our overall trends and that our metrics are more comparable with the presentation of our results excluding such impact.

For the three and twelve months ended December 31, 2023, special items included Spirit costs and union contract costs.

Special items for 2022 included Spirit costs, union contract costs and Embraer E190 fleet transition costs.

We believe that Operating Expenses ex-fuel and CASM ex-fuel are useful for investors because they provide investors the ability to measure our financial performance excluding items that are beyond our control, such as fuel costs, which are subject to many economic and political factors, as well as items that are not related to the generation of an available seat mile, such as operating expense related to certain non-airline businesses and special items. We believe these non-GAAP measures are more indicative of our ability to manage airline costs and are more comparable to measures reported by other major airlines.

The table below provides a reconciliation of our total operating expenses ("GAAP measure") to Operating Expenses ex-fuel, and our CASM to CASM ex-fuel for the periods presented.

NON-GAAP FINANCIAL MEASURE
RECONCILIATION OF OPERATING EXPENSE AND OPERATING EXPENSE PER ASM, EXCLUDING FUEL
($ in millions, per ASM data in cents)
(unaudited)

	Three Months Ended December 31,				Twelve Months Ended December 31,			
	2023		2022		2023		2022	
	$	per ASM	$	per ASM	$	per ASM	$	per ASM
Total operating expenses	$ 2,392	$ 14.06	$ 2,372	$ 14.40	$ 9,845	$ 14.37	$ 9,456	$ 14.67
Less:								
Aircraft fuel and related taxes	677	3.98	800	4.86	2,720	3.97	3,105	4.82
Other non-airline expenses	14	0.09	11	0.07	64	0.09	55	0.08
Special items	29	0.17	57	0.34	197	0.29	113	0.18
Operating expenses, excluding fuel	$ 1,672	$ 9.82	$ 1,504	$ 9.13	$ 6,864	$ 10.02	$ 6,183	$ 9.59
Percent change		7.6 %				4.5 %		

jetBlue

13

Operating expense, operating income (loss), adjusted operating margin, pre-tax income (loss), adjusted pre-tax margin, net income (loss) and earnings (loss) per share, excluding special items and net gain (loss) on investments

Our GAAP results in the applicable periods were impacted by credits and charges that were deemed special items.

Special items for 2023 include Spirit costs and union contract costs.

Special items for 2022 included Spirit costs, union contract costs and Embraer E190 fleet transition costs.

Certain gains and losses on our investments were also excluded from our 2023 and 2022 GAAP results.

We believe the impact of these items distort our overall trends and our metrics are more comparable with the presentation of our results excluding the impact of these items. The table provides a reconciliation of our GAAP reported amounts to the non-GAAP amounts excluding the impact of these items for the periods presented.

Non-GAAP Financial Measure

RECONCILIATION OF OPERATING EXPENSE, OPERATING INCOME (LOSS), ADJUSTED OPERATING MARGIN, PRE-TAX INCOME (LOSS), ADJUSTED PRE-TAX MARGIN, NET INCOME (LOSS), EARNINGS (LOSS) PER SHARE, EXCLUDING SPECIAL ITEMS AND NET GAIN (LOSS) ON INVESTMENTS

(unaudited, in millions)

	Three Months Ended December 31, 2023	Three Months Ended December 31, 2022	Twelve Months Ended December 31, 2023	Twelve Months Ended December 31, 2022
Total operating revenues	$ 2,325	$ 2,415	$ 9,615	$ 9,158
RECONCILIATION OF OPERATING EXPENSE				
Total operating expenses	$ 2,392	$ 2,372	$ 9,845	$ 9,456
Less: Special items	29	57	197	113
Total operating expenses excluding special items	$ 2,363	$ 2,315	$ 9,648	$ 9,343
RECONCILIATION OF OPERATING INCOME (LOSS)				
Operating income (loss)	$ (67)	$ 43	$ (230)	$ (298)
Add back: Special items	29	57	197	113
Operating income (loss) excluding special items	$ (38)	$ 100	$ (33)	$ (185)
RECONCILIATION OF ADJUSTED OPERATING MARGIN				
Operating margin	(2.9)%	1.8 %	(2.4)%	(3.3)%
Operating income (loss) excluding special items	$ (38)	$ 100	$ (33)	$ (185)
Total operating revenues	2,325	2,415	9,615	9,158
Adjusted operating margin	(1.6)%	4.1 %	(0.3)%	(2.0)%
RECONCILIATION OF PRE-TAX INCOME (LOSS)				
Income (loss) before income taxes	$ (110)	$ 7	$ (334)	$ (437)
Add back: Special items	29	57	197	113
Less: Net gain (loss) on investments	3	(5)	9	(9)
Income (loss) before income taxes excluding special items and net gain (loss) on investments	$ (84)	$ 69	$ (146)	$ (315)
RECONCILIATION OF ADJUSTED PRE-TAX MARGIN				
Pre-tax margin	(4.7)%	0.3 %	(3.5)%	(4.8)%
Income (loss) before income taxes excluding special items and net gain (loss) on investments	$ (84)	$ 69	$ (146)	$ (315)
Total operating revenues	2,325	2,415	9,615	9,158
Adjusted pre-tax margin	(3.6)%	2.8 %	(1.5)%	(3.4)%
RECONCILIATION OF NET INCOME (LOSS)				
Net loss	$ (104)	$ 24	$ (310)	$ (362)
Add back: Special items	29	57	197	113
Less: Income tax benefit (expense) related to special items	(15)	13	31	19
Less: Net gain (loss) on investments	3	(5)	9	(9)
Less: Income tax benefit (expense) related to net gain (loss) on investments	—	1	(2)	1
Net loss excluding special items and net gain (loss) on investments	$ (63)	$ 72	$ (151)	$ (260)

jetBlue

14

Operating expense, operating income (loss), adjusted operating margin, pre-tax income (loss), adjusted pre-tax margin, net income (loss) and earnings (loss) per share, excluding special items and net gain (loss) on investments (continued)

Our GAAP results in the applicable periods were impacted by credits and charges that were deemed special items.

Special items for 2023 include Spirit costs and union contract costs.

Special items for 2022 included Spirit costs, union contract costs and Embraer E190 fleet transition costs.

We believe the impact of these items distort our overall trends and our metrics are more comparable with the presentation of our results excluding the impact of these items. The table provides a reconciliation of our GAAP reported amounts to the non-GAAP amounts excluding the impact of these items for the periods presented.

Non-GAAP Financial Measure

RECONCILIATION OF OPERATING EXPENSE, OPERATING INCOME (LOSS), ADJUSTED OPERATING MARGIN, PRE-TAX INCOME (LOSS), ADJUSTED PRE-TAX MARGIN, NET INCOME (LOSS), EARNINGS (LOSS) PER SHARE, EXCLUDING SPECIAL ITEMS AND NET GAIN (LOSS) ON INVESTMENTS (CONTINUED)

(unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,	
CALCULATION OF EARNINGS (LOSS) PER SHARE	2023	2022	2023	2022
Earnings (loss) per common share				
Basic	$ (0.31)	$ 0.07	$ (0.93)	$ (1.12)
Add back: Special items	0.09	0.17	0.59	0.35
Less: Income tax benefit (expense) related to special items	(0.04)	0.03	0.09	0.06
Less: Net gain (loss) on investments	0.01	(0.01)	0.03	(0.03)
Less: Income tax benefit (expense) related to net gain (loss) on investments	—	—	(0.01)	—
Basic excluding special items and net gain (loss) on investments	$ (0.19)	$ 0.22	$ (0.45)	$ (0.80)
Diluted	$ (0.31)	$ 0.07	$ (0.93)	$ (1.12)
Add back: Special items	0.09	0.17	0.59	0.35
Less: Income tax benefit (expense) related to special items	(0.04)	0.03	0.09	0.06
Less: Net gain (loss) on investments	0.01	(0.01)	0.03	(0.03)
Less: Income tax benefit (expense) related to net gain (loss) on investments	—	—	(0.01)	—
Diluted excluding special items and net gain (loss) on investments	$ (0.19)	$ 0.22	$ (0.45)	$ (0.80)

jetBlue

15

1 6 Delivery Planning Assumption(1) A220 A321neo Total 2024 20 7 27 2025 20 5 25 2026 20 4 24 2027 5 9 14 Appendix C: Order Book Contractual Returns A320 Embraer E190 Total 2024 (8) (16) (24) 2025 (7) (7) (14) We continue to explore opportunities to extend lease contracts or purchase aircraft off-lease (1) Excludes options to purchase an additional 20 A220-300 aircraft JetBlue’s aircraft delivery planning assumptions as of January 30, 2024: JetBlue’s contractual aircraft return schedule as of January 30, 2024:

1 7